CRABBE HUSON SMALL CAP FUND
                          THE CRABBE HUSON SPECIAL FUND
                        CRABBE HUSON OREGON TAX-FREE FUND
                       CRABBE HUSON CONTRARIAN INCOME FUND

                           Supplement to Prospectuses
                  (Replacing Supplement dated January 27, 1999)


Until further notice, Class B and Class C shares of Crabbe Huson Small Cap Fund and The Crabbe Huson Special Fund are not available for purchases or exchanges.

Until further notice, Class C shares of Crabbe Huson Oregon Tax-Free Fund are not available for purchases or exchanges.

Until further notice, Crabbe Huson Contrarian Income Fund's Class A shares are available only for additional purchases by existing shareholders.

Peter P. Belton is no longer a co-manager of The Crabbe Huson Special Fund and the Crabbe Huson Small Cap Fund.


CH-36/053H-0499 (4/99)                                            April 16, 1999